UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): November 10, 1998

                       COMCAST CABLE COMMUNICATIONS, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-30745                 23-2175755
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS employer
   of incorporation)                file number)            identification no.)

             1105 North Market Street, Wilmington, DE        19801
           ----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (302) 427-8991
                                                           --------------

ITEM 5.   OTHER EVENTS

     The following sets forth preliminary unaudited financial information on the Company's financial position as of September 30, 1998 and the results of the Company's operations for the nine and three months then ended.

              COMCAST CABLE COMMUNICATIONS, INC. AND SUBSIDIARIES
                        QUARTER ENDED SEPTEMBER 30, 1998

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                                                  (Dollars in millions, except share data)
                                                                                       September 30,      December 31,
                                                                                           1998               1997
ASSETS
CURRENT ASSETS
   Cash and cash equivalents....................................................            $53.2             $40.7
   Short-term investments.......................................................              0.3               0.4
   Investments, available for sale .............................................             10.3
   Cash held by an affiliate....................................................             28.8              56.6
   Accounts receivable, less allowance for doubtful
     accounts of $20.2 and $16.7................................................             73.1              72.8
   Inventories..................................................................             32.6              31.3
   Other current assets.........................................................             17.7              18.0
                                                                                         --------          --------
       Total current assets.....................................................            216.0             219.8
                                                                                         --------          --------
PROPERTY AND EQUIPMENT..........................................................          3,131.3           2,667.3
   Accumulated depreciation.....................................................         (1,173.5)         (1,021.2)
                                                                                         --------          --------
   Property and equipment, net..................................................          1,957.8           1,646.1
                                                                                         --------          --------
DEFERRED CHARGES................................................................          5,833.6           5,655.7
   Accumulated amortization.....................................................         (1,705.2)         (1,463.8)
                                                                                         --------          --------
   Deferred charges, net........................................................          4,128.4           4,191.9
                                                                                         --------          --------
                                                                                         $6,302.2          $6,057.8
                                                                                         ========          ========
LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses........................................           $261.9            $239.9
   Accrued interest.............................................................             70.0              26.6
   Current portion of long-term debt............................................              0.1              52.8
   Due to affiliates............................................................            129.6             125.6
                                                                                         --------          --------
       Total current liabilities................................................            461.6             444.9
                                                                                         --------          --------
LONG-TERM DEBT, less current portion............................................          2,699.1           2,554.9
                                                                                         --------          --------
MINORITY INTEREST AND OTHER.....................................................            190.3             208.5
                                                                                         --------          --------
NOTES PAYABLE TO AFFILIATES.....................................................            809.6             695.2
                                                                                         --------          --------
DUE TO AFFILIATE................................................................            493.8             398.8
                                                                                         --------          --------
DEFERRED INCOME TAXES, due to affiliate.........................................          1,456.2           1,488.4
                                                                                         --------          --------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
   Common stock, $1 par value - authorized and issued, 1,000 shares.............
   Additional capital...........................................................          3,066.2           3,066.2
   Accumulated deficit..........................................................         (2,874.9)         (2,799.1)
   Unrealized gains on marketable securities ...................................              0.3
                                                                                         --------          --------
       Total stockholder's equity...............................................            191.6             267.1
                                                                                         --------          --------
                                                                                         $6,302.2          $6,057.8
                                                                                         ========          ========

              COMCAST CABLE COMMUNICATIONS, INC. AND SUBSIDIARIES
                        QUARTER ENDED SEPTEMBER 30, 1998

     CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                                   (Unaudited)

                                                                                   (Dollars in millions)
                                                                        Nine Months Ended        Three Months Ended
                                                                          September 30,             September 30,
                                                                       1998         1997          1998          1997
SERVICE INCOME................................................       $1,681.2     $1,537.0        $571.7       $515.1
                                                                    ---------    ---------     ---------    ---------

COSTS AND EXPENSES
   Operating..................................................          728.9        668.6         242.4        217.9
   Selling, general and administrative........................          381.7        350.7         129.2        117.1
   Depreciation and amortization..............................          495.1        462.7         171.5        155.9
                                                                    ---------    ---------     ---------    ---------
                                                                      1,605.7      1,482.0         543.1        490.9
                                                                    ---------    ---------     ---------    ---------

OPERATING INCOME..............................................           75.5         55.0          28.6         24.2

OTHER (INCOME) EXPENSE
   Interest expense...........................................          163.0        174.2          55.1         54.3
   Interest expense on notes payable to affiliates............           42.0         24.8          14.7         12.4
   Investment income, net.....................................          (12.6)        (3.6)         (8.8)        (1.6)
   Other......................................................           (0.7)        (0.1)         (0.6)        (0.1)
                                                                    ---------    ---------     ---------    ---------
                                                                        191.7        195.3          60.4         65.0
                                                                    ---------    ---------     ---------    ---------
LOSS BEFORE INCOME TAX BENEFIT, MINORITY
   INTEREST AND EXTRAORDINARY ITEMS...........................         (116.2)      (140.3)        (31.8)       (40.8)

INCOME TAX BENEFIT............................................          (27.6)       (26.6)         (6.9)        (3.1)
                                                                    ---------    ---------     ---------    ---------

LOSS BEFORE MINORITY INTEREST AND
   EXTRAORDINARY ITEMS........................................          (88.6)      (113.7)        (24.9)       (37.7)

MINORITY INTEREST.............................................          (12.9)       (15.8)         (3.4)        (5.6)
                                                                    ---------    ---------     ---------    ---------

LOSS BEFORE EXTRAORDINARY ITEMS...............................          (75.7)       (97.9)        (21.5)       (32.1)

EXTRAORDINARY ITEMS...........................................           (0.1)       (17.6)         (0.1)        (2.1)
                                                                    ---------    ---------     ---------    ---------

NET LOSS......................................................          (75.8)      (115.5)        (21.6)       (34.2)

ACCUMULATED DEFICIT
   Beginning of period........................................       (2,799.1)    (2,124.0)     (2,853.3)    (2,751.6)
   Elimination of outstanding notes receivable from
     affiliate through a non-cash dividend to parent..........                      (546.3)
                                                                    ---------    ---------     ---------    ---------
   End of Period..............................................      ($2,874.9)   ($2,785.8)    ($2,874.9)   ($2,785.8)
                                                                    =========    =========     =========    =========

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        COMCAST CORPORATION

Dated: November 10, 1998               By: /s/ William E. Dordelman
                                           -------------------------------
                                           William E. Dordelman
                                           Vice President